Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Park-Ohio Industries Inc.
Date of Purchase,04/05/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.72%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"Cedar Fair, L.P."
Date of Purchase,04/10/2017
Underwriter From Whom Purchased,UBS Securities LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.18%
"Commission, Spread or Profit",1.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Cenovus Energy Inc.
Date of Purchase,04/10/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.98
Aggregate % of Issue Purchased by the Firm,2.35%
"Commission, Spread or Profit",0.65%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Endo Designated Activity Company
Date of Purchase,04/12/2017
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,6.02%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Tennant Company
Date of Purchase,04/12/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.91%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Lennar Corporation
Date of Purchase,04/19/2017
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.66%
"Commission, Spread or Profit",0.65%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Booz Allen Hamilton Inc.
Date of Purchase,04/20/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.65%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Nustar Logistics LP
Date of Purchase,04/20/2017
Underwriter From Whom Purchased,Mizuho Securities
USA Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,6.00%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,EW Scripps Company
Date of Purchase,04/20/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.81%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Uniti Group Inc.
Date of Purchase,04/24/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.50
Aggregate % of Issue Purchased by the Firm,5.49%
"Commission, Spread or Profit",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,The New Home Company Inc.
Date of Purchase,05/01/2017
Underwriter From Whom Purchased,Credot Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$102.75
Aggregate % of Issue Purchased by the Firm,1.61%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,USG Corp
Date of Purchase,05/01/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.56%
"Commission, Spread or Profit",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,B.C. Unlimited Liability Company and New Red
Finance Inc.
Date of Purchase,05/03/2017
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.47%
"Commission, Spread or Profit",0.56%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,CHS/Community Health Systems Inc.
Date of Purchase,05/09/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$101.75
Aggregate % of Issue Purchased by the Firm,2.26%
"Commission, Spread or Profit",1.57%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,FMG Resources AUG 2006
Date of Purchase,05/09/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.13%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,FMG Resources AUG 2006
Date of Purchase,05/09/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.20%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,The Chemours Company
Date of Purchase,05/09/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LlC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.05
Aggregate % of Issue Purchased by the Firm,2.06%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Callon Petroleum Company
Date of Purchase,05/19/2017
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$104.13
Aggregate % of Issue Purchased by the Firm,5.50%
"Commission, Spread or Profit",1.60%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Chesapeake Energy Corporation
Date of Purchase,05/22/2017
Underwriter From Whom Purchased,Citigroup Global
Markes Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,4.89%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Molina Healthcare Inc.
Date of Purchase,05/22/2017
Underwriter From Whom Purchased,Suntrust Bank
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,5.31%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Nokia Corp
Date of Purchase,06/05/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.50
Aggregate % of Issue Purchased by the Firm,1.41%
"Commission, Spread or Profit",0.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Nokia Corp
Date of Purchase,06/05/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$99.59
Aggregate % of Issue Purchased by the Firm,1.43%
"Commission, Spread or Profit",0.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Intelsat Jackson Holdings S.A.
Date of Purchase,06/07/2017
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.89%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc.
Date of Purchase,06/08/2017
Underwriter From Whom Purchased,Citigroup Global
Markets Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,2.76%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"KFC Holding Co., Pizza Hut Holdings, LLC,
Taco Bell of America, LLC"
Date of Purchase,06/12/2017
Underwriter From Whom Purchased,Goldman Sachs and
Company New York
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.69%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc.
Date of Purchase,06/26/2017
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,1.47%
"Commission, Spread or Profit",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Venator Finance S.a.r.l.
Date of Purchase,06/29/2017
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,5.83%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,"Zayo Group LLC and Zayo Capital, Inc."
Date of Purchase,06/29/2017
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$104.25
Aggregate % of Issue Purchased by the Firm,5.74%
"Commission, Spread or Profit",0.70%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Investment Adviser,J.P. Morgan Investment
Management Inc.
Fund Number,#011
Fund Name,PFI High Yield Fund I
Issuer,Verisign Inc.
Date of Purchase,06/29/2017
Underwriter From Whom Purchased,US Bancorp
Investment Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
Purchase Price,$100.00
Aggregate % of Issue Purchased by the Firm,3.13%
"Commission, Spread or Profit",1.00%
Fair & Reasonable Commission (Y/N) (1),Y